UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2024

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	001-04743 (Commission File Number)	11-1362020 (I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.00 per share	SMP	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

Acquisition of Nissens Automotive

On July 5, 2024, Standard Motor Products, Inc. (the “Company”) entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”) with the sellers party thereto (the “Sellers”) and Axcel V K/S, as the Sellers’ Representative (as defined in the Purchase Agreement), to acquire AX V Nissens III ApS and its direct and indirect subsidiaries (“Nissens Automotive”).

Pursuant to the Purchase Agreement, the Company will acquire the entire share capital of Nissens Automotive for €360 million (or approximately $388 million), subject to adjustment at closing, on a cash-free, debt-free basis (the “Purchase Price”). The Company plans to finance the acquisition and related transaction costs with funds available under its credit facility, as amended.

The closing of the Purchase Agreement is subject to certain closing conditions, including, without limitation, obtaining  clearances from applicable competition authorities that are required to consummate the transaction. In addition, the Purchase Agreement contains customary representations, warranties and covenants of the Company and the Sellers.

The Purchase Agreement may be terminated in certain limited circumstances, including if the closing has not occurred by April 1, 2025, which date may be extended in accordance with the provisions of the Purchase Agreement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Credit Agreement

On July 5, 2024, in connection with the execution of the Purchase Agreement, the Company entered into Amendment No. 2 (the “Second Amendment”) to the Credit Agreement, dated as of June 1, 2022 (as amended, restated, supplemented or otherwise modified from time to time, including by the Second Amendment, the “Credit Agreement”), among the Company, as borrower, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

The Second Amendment provides for a new $125 million term loan facility (the “Term A-2 Loan”) and the use of funds available under the existing revolving credit facility to finance the acquisition of Nissens Automotive and related transaction costs incurred in connection therewith. The Term A-2 Loan matures five (5) years after it is funded on the closing of the acquisition, and amortizes in quarterly installments of 1.25% in each of the first and second year, quarterly installments of 1.875% in the third year, and quarterly installments of 2.50% in each of the fourth and fifth year.

Borrowings bear interest at the applicable interest rate index selected by the Company pursuant to the terms of the Credit Agreement (which index will be based on the particular currency borrowed) plus (i) certain credit spread adjustments depending on the index, and (ii) an applicable margin ranging from 1.0% to 2.0% per annum based on the total net leverage ratio of the Company and its restricted subsidiaries.

The Company maintains ordinary banking relationships with JPMorgan Chase Bank, N.A., certain of the other lenders and their respective affiliates. For these services, the parties have received, and may in the future receive, customary compensation and expense reimbursement.

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Second Amendment to Credit Agreement set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01.          Regulation FD Disclosure.

On July 10, 2024, the Company issued a press release announcing the entry into the Purchase Agreement. The press release references an investor presentation. The press release and investor presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

Such press release and investor presentation shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.

2.1*	Share Sale and Purchase Agreement, dated July 5, 2024, by and among Standard Motor Products, Inc., as Buyer, Axcel V K/S, as Sellers’ Representative, and the sellers named therein.

10.1	Second Amendment to Credit Agreement, dated July 5, 2024, by and among Standard Motor Products, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders named therein.

99.1	Press release, dated July 10, 2024, announcing the acquisition of Nissens Automotive by Standard Motor Products, Inc.

99.2	Investor Presentation, dated July 10, 2024.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

*
Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

By:	/s/ Nathan R. Iles
Nathan R. Iles
Chief Financial Officer

Date: July 10, 2024

Exhibit Index

Exhibit No.	Description

2.1*	Share Sale and Purchase Agreement, dated July 5, 2024, by and among Standard Motor Products, Inc., as Buyer, Axcel V K/S, as Sellers’ Representative, and the sellers named therein.

10.1	Second Amendment to Credit Agreement, dated July 5, 2024, by and among Standard Motor Products, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders named therein.

99.1	Press release, dated July 10, 2024, announcing the acquisition of Nissens Automotive by Standard Motor Products, Inc.

99.2	Investor Presentation, dated July 10, 2024.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

*
Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.